SCHEDULE I
                        CERTIFICATE OF AUTHORIZED PERSONS

                   (THE FUND - ORAL AND WRITTEN INSTRUCTIONS)

The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of each fund listed on Exhibit A (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Articles of Incorporation/Declaration of Trust and By-Laws to deliver Certificates and Oral Instructions to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated April 26, 2001, and that the signatures appearing opposite their names are true and correct:

                               Senior Vice President,
Alfred Cherry                  Research Director                              /s/ Alfred Cherry
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Seth Frimere                   Vice President, Trading                        /s/ Seth Frimere
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

John Gordon                    Junior Trader                                  /s/ John Gordon
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Loha Raphael                   Junior Credit Analyst, Credit & Research       /s/ Loha Raphael
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

                               Vice President, Senior Vice President,
Robert Rickard                 Trading                                        /s/ Robert Rickard
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

                               Vice President,
Brian Sison                    Credit & Research                              /s/ Brian Sison
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Brian Vermeulen                Trader                                         /s/ Brian Vermeulen
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Edward Adrion *                Senior Equity Trader                           /s/ Edward Adrion
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Sandra Arcaro*                 Senior Vice President, Administration          /s/ Sandra Arcaro
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Keith Delmar *                 Senior Portfolio Administrator                 /s/ Keith Delmar
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Michael Miller *               Fixed Income Administrator                     /s/ Michael Miller
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Jason R. Scheibel *            Vice President, Administrator                  /s/ Jason R. Scheibel
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Christine Thoma*               Settlement's Administrator                     /s/ Christine Thoma
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

Bora Yu *                      Fixed Income Administrator                     /s/ Bora Yu
---------------------------    --------------------------------------------   ----------------------
Name                           Title                                          Signature

* These are the only individuals authorized to deliver Certificates and Oral Instructions to The Bank of New York for Delafield Fund, Inc.

     This certificate supersedes any certificate of Authorized Persons you may currently have on file.

          By:/s/ Joseph Jerkovich
             ---------------------------------------------
              Joseph Jerkovich
              Title: Treasurer and Assistant Secretary

              Date: July 21, 2008